Exhibit 32

SECTION 906 CERTIFICATION

Each of the undersigned, in connection with this Annual Report on Form 10-K/A of Danka Business Systems PLC (the “Company”) for the year ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ A.D. Frazier
A.D. Frazier
Chief Executive Officer

February 13, 2007

/s/ Edward K. Quibell
Edward K. Quibell
Chief Financial Officer

February 13, 2007

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.